SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): December 31, 1996




                           Am-Pac International, Inc.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     33-8964
                            ------------------------
                            (Commission file number)

            Nevada                                        22-7374801
---------------------------------           ------------------------------------
(State or other jurisdiction of
 incorporation)                             (I.R.S. Employer Identification No.)


          431 East N. Central Blvd., Suite 900, Orlando, Florida, 32801
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (407) 841-1350
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

     As a result of the acquisitions described in Item 2, control of the Registrant passed to the former shareholders of Pacific Foods Limited, T&P Investments, Inc., Am-Pac Investments, Inc. and Leisureshare International PLC. The new controlling shareholders are:

Name and Address                       Number of Shares     Percent of Class
Sharron C. Martin                      3,500,000                36.3%
2440 South Progress Dr.
Salt Lake City, Utah 84119

Thomas L. Tedrow                       3,500,000 (1)            36.3%
431 East Central Blvd., Suite 900
Orlando, Florida  32801

Arvimex, Inc. (2)                      1,723,272                17.9%
Union House
St. Helier, Jersey
Channel Islands JB4 8TQ

Thomas Sweeney                           517,196 (3)             5.4%
11599 Colonial Drive East
Orlando, Florida  32817

-------------------------------------------------------
(1) Thomas Tedrow holds 1,500,000 shares in his name following the acquisitions. Mr. Tedrow may also be deemed to be the beneficial owner of 2,000,000 shares held in the name of Shipwright Assets Limited. Shipwright Assets Limited is a corporation organized under the laws of the British Virgin Islands, and is owned entirely by Lillian Wai, who holds the shares in trust for the benefit of Thomas Tedrow.

(2) Arvimex, Inc. is a corporation organized under the laws of Panama and is owned entirely by Distola Reg Trust (the "Trust"), a trust existing under the laws of Liechenstein. The sole beneficiary of the Trust is the Red Cross; however the trustee has discretionary powers to make distributions to the minor children of Malcolm Wright. Because Malcolm Wright is the childrens' legal guardian, he may be deemed to control Arvimex, Inc. Malcolm Wright disclaims any beneficial ownership in the shares held by Arvimex, Inc.

(3) The shares indicated as being owned by Thomas Sweeney are subject to offset and cancellation, based on the average fair market value of the shares during the five trading days preceding December 31, 1996, to the extent of defined costs in connection with the transfer of certain real property plus one-half of the cost of the title policy issued in connection with the transfer of property.317,196 of the shares indicated as being owned by Mr. Sweeney are being held in escrow pending a


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
        determination of the final costs of transferring the real property in question after which time a portion of such shares shall be canceled and the balance will be released from escrow to Mr. Sweeney.

        In addition, the Shareholders of Leisureshare International PLC were issued the following Series A Convertible Preferred Shares ("Preferred Shares") which have no voting rights other than those imposed by Nevada State law, and which are entitled to cumulative dividends at the rate of $50.00 per annum per share, and for a three-year period, are convertible on the basis of 500 shares of the Registrant's common stock for each Preferred Share.

Name and Address                 Number of Shares        Percent of Class
Arvimex, Inc. (1)                   15,528                     100%
Union House
St. Helier, Jersey
Channel Islands JB4 8TQ

------------------------------------------------
(1) Arvimex, Inc. is a corporation organized under the laws of Panama and is owned entirely by Distola Reg Trust (the "Trust"), a trust existing under the laws of Liechenstein. The sole beneficiary of the Trust is the Red Cross; however the trustee has discretionary powers to make distributions to the minor children of Malcolm Wright. Because Malcolm Wright is the childrens' legal guardian, he may be deemed to control Arvimex, Inc. Malcolm Wright disclaims any beneficial ownership in the shares held by Arvimex, Inc.

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

     As of the close of business December 31, 1996, the Registrant consummated three separate acquisitions as follows:

     (1) The Registrant acquired all of the issued and outstanding capital stock of Pacific Foods Limited ("Foods"), a British Virgin Island corporation, in exchange for 7,000,000 shares of the Registrant's common stock, $.001 par value. Foods is a development stage company which intends to source, license, finance and promote U.S. fast food franchises and other products in China.

     (2) The Registrant acquired all of the outstanding shares of T&P Investments, Inc. ("T&P"), a Florida corporation, which owns and operates a restaurant and bar, commonly known as the "Frat House", in East Orlando, Florida. The sole shareholder of T&P, Thomas Sweeney ("Sweeney"), received 200,000 shares of the Registrant's common stock, $.001 par value, in exchange for all of the issued and outstanding shares of T&P stock. Pursuant to an additional Exchange Agreement with Sweeney ("Real Estate Agreement"), the Registrant also acquired Am-Pac Investments, Inc., a corporation which owns the real property upon which the Frat House is located, as well as additional acreage adjacent thereto, in exchange for 317,196 shares of the Registrant's common stock.

     Pursuant to the Real Estate Agreement, the Registrant may deduct certain costs and expenses relating to the transfer of the real property from the consideration which Sweeney is to receive. Pending a final determination these costs, certain shares issued to Sweeney will be held in escrow subject to cancellation.

     (3) The Registrant (through its wholly owned subsidiary Leisureshare International Limited) acquired a 98.5% interest in Leisureshare International PLC ("PLC"), a corporation organized and existing under the laws of Great Britain. PLC is engaged in developing real estate in Spain. The shareholders of PLC received an aggregate of 2,475,039 shares of the Registrant's common stock, $.001 par value and 15,528 shares of the Registrant's Series A Convertible Preferred Stock ("Preferred Stock"). The Preferred Stock may, for a period of three years, be exchanged for common stock on the basis of 500 shares of common stock for each share of Preferred Stock. The Preferred Stock has no voting rights, other than those required by law, and has a three-year liquidation preference of $1,000 per share. The Preferred Stock is entitled to cumulative dividends at the rate of $50.00 per annum per share, and the Registrant, at its option, may pay such dividends in cash, stock or property.

     Although the Registrant owns 98.5% of PLC, it has agreed, pursuant to a Standstill Agreement, that PLC's current Board of Directors shall maintain control of PLC until the Registrant has redeemed $5,500,000 worth of common stock issued to PLC's largest shareholder, Arvimex, Inc., at a price equal to the greater of $3.33 per share or two-thirds of the then current Market Price. The Standstill Agreement defines Market Price as the average of the closing bid and ask prices of the Am-Pac common stock for the five consecutive trading days immediately prior to the date which the Registrant gives notice of its right to redeem the shares.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of Businesses Acquired

               PACIFIC FOODS, LIMITED
               It is impractical to provide the required financial statements for Pacific Foods, Limited at the time this report is being filed. The required financial statements for Pacific Foods Limited will be filed under cover of Form 8K/A as soon as practical but not later than 60 days after the date this report must be filed.

               LEISURESHARE INTERNATIONAL PLC
               It is impractical to provide the required financial statements for Leisureshare International PLC at the time this report is being filed. The required financial statements for Leisureshare International PLC will be filed under cover of Form

               8K/A as soon as practical but not later than 60 days after the date this report must be filed.

               T&P INVESTMENTS, INC.
               It is impractical to provide the required financial statements for T&P Investments, Inc. at the time this report is being filed. The required financial statements for T&P Investments, Inc. will be filed under cover of Form 8K/A as soon as practical but not later than 60 days after the date this report must be filed.

               REAL PROPERTY TRANSFERRED TO AM-PAC INVESTMENTS, INC.
               It is impractical to provide the required financial statements for the Real Property Transferred to Am-Pac Investments, Inc. at the time this report is being filed. The required financial statements for the Real Property Transferred to Am-Pac Investments, Inc. will be filed under cover of Form 8K/A as soon as practical but not later than 60 days after the date this report must be filed.

        (b)    Pro Forma Financial Information
               It is impractical to provide the required Pro Forma Financial Information at the time this report is being filed. The required Pro Forma Financial Statements will be filed under cover of Form 8K/A as soon as practical but not later than 60 days after the date this report must be filed.

        (c)    Exhibits

               2.1 Acquisition Agreement with the Shareholders of Leisureshare International PLC
               2.2 Exchange Agreement with the Shareholder of T&P Investments, Inc.
               2.3 Exchange Agreement with the Shareholder of Am-Pac Investments, Inc.
               3.1   By-Laws, as amended
               4.1 Certificate of Designation of Series A Cumulative Convertible Preferred Stock

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AM-PAC INTERNATIONAL, INC.


                                         By:/S/ Thomas Tedrow
                                            ----------------------------------
                                            Thomas Tedrow
                                            President



Date: January 15, 1997


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